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Exhibit 23.01

CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-61264) of Xcel Energy Inc. of our report dated June 15, 2001 relating to the financial statements of the Xcel Energy Employee Stock Ownership Plan as of Dec. 30, 2000, which appears in this Form 11-K.

/s/ ARTHUR ANDERSEN LLP ARTHUR ANDERSEN LLP Minneapolis, Minnesota June 26, 2001

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CONSENT OF INDEPENDENT ACCOUNTANTS